Exhibit 99.1

Enova International, Inc.

Board of Directors

Corporate Governance Guidelines

Corporate Governance Philosophy

Enova International, Inc. (the “Company”) is committed to maintaining effective corporate governance guidelines designed to ensure that the Board of Directors of the Company (the “Board”) is actively engaged in the proper performance of its oversight function.

Role and Composition of the Board

1. Role of the Board. The members of the Board (the “Directors”) are elected by the stockholders, in accordance with the terms of the Company’s Certificate of Incorporation and Bylaws. It is the ultimate decision-making body of the Company except with respect to those matters reserved to the stockholders. It elects the senior management team, which is charged with the conduct of the Company’s business. Having elected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance, the effectiveness of its policies and decisions, and the execution of its strategies. The Board may delegate the oversight and management of certain areas of risk to the Company to its committees, but the entire Board shall generally oversee such risks and be regularly informed through committee reports and management presentations about such risks.

2. Election of Directors. All Directors will stand for election at the annual meeting of stockholders. In any non-contested election of Directors, any Director nominee who is an incumbent Director and is not elected by a majority of the votes cast shall promptly tender his or her resignation to the Board after the certification of the election results, subject to acceptance by the Board, and shall continue to serve on the Board until his or her resignation is accepted, until his or her successor shall have been duly appointed and qualified, until his or her death, until his or her removal as hereinafter provided, or until he or she shall tender a resignation that is not subject to acceptance by the Board. Within 60 days after certification of the election results, the Nominating and Corporate Governance Committee will act to determine whether to recommend that the Board accept or reject the Director’s resignation and will submit such recommendation for consideration by the Board, and the Board will promptly, and in any event within 90 days after certification of the election results, determine whether to accept or reject the Nominating and Corporate Governance Committee’s recommendation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in considering whether to accept or reject the Director’s resignation, and the nominee in question shall not participate in the deliberations regarding the Nominating and Corporate Governance Committee’s recommendation or the Board’s determination. If more than one member of the Nominating and Corporate Governance Committee fails to receive the required vote in favor of his or her election in the same election, then the Nominating and Corporate Governance Committee shall not make the above-described recommendation to the Board; instead the Directors who did receive the required vote in favor of their election in such election shall, within 90 days after certification of the election results, act to determine whether to accept the Directors’ resignations. If a resignation is rejected, the Board may impose conditions on the Director’s continued membership, recommend a plan to address the underlying reasons for the votes against the Director, or take some other action the Board deems appropriate and in the best interests of the Company under the circumstances. If the resignation is accepted, the Board may fill the resulting vacancy pursuant to the provisions of ARTICLE II, Section 1, of the Company’s Bylaws. The Board will promptly disclose its decision and, if applicable, the reasons for rejecting any tendered resignation, on Form 8-K filed with the Securities and Exchange Commission. If, in any non-contested election of Directors in which the whole slate of Director nominees includes incumbent Directors who are not elected by a majority of the votes cast, such Directors are not required to submit a resignation in accordance herewith and shall continue to hold office until their respective successors are elected, which shall be as soon thereafter as convenient at a special meeting of stockholders called for such purposes.

3. Chairman and CEO. The positions of Chairman (“Chairman”) and the Chief Executive Officer (the “CEO”) may be held by the same person or by two separate persons, as the Board determines from time to time. If the positions of Chairman and CEO are not held by the same person, the Chairman may be an executive position of the Company.

4. Presiding Outside Director. The full Board shall appoint an independent Director to serve as the presiding outside Director. In the absence of a specific Board appointment, the Chair of the Nominating and Corporate Governance Committee shall serve as the presiding outside Director. In the event the position of the Chairman becomes vacant by reason of resignation, retirement or for any other reason, the presiding outside Director shall serve as Chairman until such time as a new Chairman is elected.

5. Independence of Directors. It is the policy of the Company that (i) a majority of the Directors satisfy the independence requirements set forth in the New York Stock Exchange’s Listing Standards, as amended from time to time and (ii) the members of the Audit Committee, Management Development and Compensation Committee and the Nominating and Corporate Governance Committees satisfy the applicable independence requirements of the New York Stock Exchange’s Listing Standards.

6. Size of the Board. The Bylaws and Certificate of Incorporation of the Company provide that the Board shall consist of such number of Directors as the Board may determine to be appropriate from time to time. It is the policy of the Company that the number of Directors shall not exceed a number that can function efficiently as a body. The Nominating and Corporate Governance Committee, in consultation with the Chairman and the CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board.

7. Selection of New Directors. The full Board is responsible for selecting persons to fill vacancies on the Board and recommending candidates for election by the stockholders. The Board has delegated the process of considering candidates to the Nominating and Corporate Governance Committee, whether such candidates would fill new positions created by expansion or vacancies that occur by resignation, retirement, death or for any other reason. Candidates for election or appointment to the Board shall be selected for their character, judgment, business experience and acumen. Financial expertise, independence and familiarity with national and international issues affecting business are among the relevant criteria. In assessing potential new Directors, the Nominating and Corporate Governance Committee considers individuals from various disciplines and diverse backgrounds. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board may establish additional qualifications and criteria for Board membership from time to time. The Nominating and Corporate Governance Committee is also responsible for evaluating on an ongoing basis all Directors and Director candidates based on such criteria and for seeking to assure that specific talents, skills and other characteristics that are needed to increase the Board’s effectiveness are possessed by an appropriate combination of Directors.

8. Director Change in Occupation or Business Association. The Board does not believe that a Director who retires or changes the job he or she held when they became a member of the Board should necessarily leave the Board. Promptly following such event, the Director must notify the Nominating and Corporate Governance Committee, which shall review the continued appropriateness of the affected Director remaining on the Board under the circumstances. The affected Director is expected to act in accordance with the Nominating and Corporate Governance Committee’s recommendation following such review.

9. Compensation of Directors. It is the policy of the Company that the Directors be fairly compensated for their work required in an organization of the Company’s size and scope, that their compensation should align their interests with the long-term interests of the Company’s stockholders, and that the structure of their compensation should be simple, transparent and easy for stockholders to understand. The Nominating and Corporate Governance Committee annually reviews the compensation of Directors, and it advises the Board on possible changes in Director compensation.

10. Stock Ownership by Directors. Each Director is expected to own stock in the Company in accordance with the Company’s Stock Ownership Guidelines for Executives and Board Members.

11. Relationship of Board and Committees. It is the general policy of the Company that all major decisions be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to, or required by law or by New York Stock Exchange rules for, the operation of a publicly owned company. Currently these committees are the Audit Committee, Management Development and Compensation Committee and Nominating and Corporate Governance Committee. The members and chairs of these committees are recommended to the Board by the Nominating and Corporate Governance Committee in consultation with the Chairman and CEO. The Audit Committee, Management Development and Compensation Committee and Nominating and Corporate Governance Committee are made up of only independent Directors. The membership of these three committees is rotated from time to time with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various Directors. The Board may also appoint such other committees to carry out such matters as may be delegated to it by the Board, consistent with the provisions of this policy and applicable law. If and when the Board appoints any such additional committee, the Board shall, by resolution or otherwise, clearly define in writing the responsibilities of such committee.

12. Orientation and Continuing Education of Directors. The Company is to facilitate the continuing education of all Directors and is to have a full orientation for new Directors that includes extensive materials, meetings with key management and visits to Company facilities. Incumbent Directors may also participate in the orientation program. The Company will also periodically provide opportunities for Directors to visit the Company’s principal executive offices in order to provide greater understanding of the Company’s business and operations

13. Chairs of Executive Sessions. It is the policy of the Company that the presiding outside Director will chair executive sessions of the outside Directors, and that the chairs of the Audit, Management Development and Compensation and Nominating and Corporate Governance Committees of the Board shall each lead the discussions at meetings or executive sessions of the outside Directors when the principal item is within the scope of the authority of his or her committee.

14. Succession Planning. In addition to its other responsibilities, the Board also determines the policies and principles for selection of the CEO and the Chairman and for succession to these positions in the event of an emergency, retirement or departure. To assist the Board, the CEO annually provides the Board with an assessment of senior managers and of their potential to succeed him or her. He or she also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

15. Responsibility for CEO Compensation and Evaluation. The Management Development and Compensation Committee is responsible for setting annual and long-term performance goals for the CEO and other named executive officers and for evaluating his or her performance against such goals. The Committee meets annually with the CEO to receive his or her recommendations concerning such goals. Both the goals and the evaluation are then submitted for consideration by the outside Directors of the Board at a meeting or executive session of that group. The Management Development and Compensation Committee then meets with the CEO to evaluate his or her performance against such goals.

16. Communications with Stakeholders. The CEO is responsible for establishing effective communications with the Company’s stakeholder groups, i.e., stockholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude an outside Director from meeting with stockholders, provided that the Board has furnished its prior authorization of such meeting. However, it is suggested that any such meetings be held with management present.

17. Service on Other Boards. The Board recognizes that its members benefit from service on the boards of other companies and it encourages such service. However, the Board also believes it is critical that Directors have the opportunity to dedicate sufficient time to their service on the Company’s Board. Directors should advise the Chairman and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on the board of directors (or similar body) of any other publicly traded company

(including any committee thereof). Additionally, the CEO should advise the Chairman and the Chair of the Nominating and Corporate Governance Committee in advance of accepting membership on the board of directors (or other similar body) of any other publicly traded company.

18. Term Limits. Directors are nominated by the Board upon the recommendation of the Nominating and Corporate Governance Committee for election by the stockholders at each annual meeting and certain special meetings of the stockholders. The Board does not believe it should establish term limits for its Directors. While term limits could help ensure that there are new ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, are able to provide an increasing contribution to the Board as a whole. The Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding term limits.

19. Retirement Policy. The Board does not believe that age alone should determine whether an individual should serve as a Director and therefore does not believe that a mandatory retirement age for Directors is appropriate or necessary. The Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding the Company’s retirement policy for Directors.

Functioning of the Board

1. Frequency and Agenda of Board Meetings. Board meetings are scheduled in advance and held not less than quarterly. The Board holds special meetings as required. Directors are expected to attend Board meetings, meetings of committees on which they serve and the Company’s annual meeting of stockholders or any special meeting of stockholders. Agenda items for regularly scheduled Board meetings shall be reviewed with the presiding outside Director prior to the meeting with the understanding that the presiding outside Director can request changes to the agenda that are pertinent to the advisory and monitoring functions of the Board. Agenda items for regularly scheduled committee meetings are reviewed with the chair of that committee in advance of the meeting with the understanding that the applicable committee chair can request changes to the agenda that are pertinent to the advisory and monitoring functions of the applicable committee. Any member of the Board may request that an item be included on an agenda.

2. Board Meeting Materials. Board materials related to agenda items are provided to Directors sufficiently in advance of Board meetings where necessary to allow the Directors to prepare for discussion of the items at the meeting. Directors are expected to devote the time necessary to appropriately discharge their responsibilities and to rigorously prepare for and attend and participate in Board meetings and the meetings of the Board committees on which they serve.

3. Attendance at Board Meetings by Management. At the invitation of the Board, members of senior management recommended by the CEO attend Board meetings or portions thereof for the purpose of participating in discussions. In addition, Directors have free access to all other members of management and employees of the Company and, as necessary and appropriate, Directors may consult with independent legal, financial, accounting or other advisors to assist in their duties to the Company and its stockholders.

4. Executive Sessions of Independent Directors. Executive sessions or meetings of independent Directors are held at least in conjunction with each regularly scheduled Board meeting to discuss such matters as the independent Directors deem worthy of discussion. In addition to such executive sessions, the Board may also hold regular executive sessions of outside Directors without management present. The presiding outside Director shall serve as the presiding Director at such meetings and shall perform such other functions as the Board may direct, including serving in a liaison capacity between the Board as a whole and the senior management of the Company. If there is no presiding outside Director then designated or if the presiding outside Director is not available, the Board shall select another outside Director to serve as the presiding outside Director until such time as the presiding outside Director becomes available or is elected, as the case may be. Additional executive sessions or meetings of outside Directors may be held from time to time as required. Executive sessions or meetings are held from time to time with the CEO for a general discussion of relevant subjects.

5. Board Self Evaluation. With the assistance and oversight of the Nominating and Corporate Governance Committee, the Board shall conduct an annual performance self-evaluation.

Functioning of Committees

1. Membership of Standing Committees. The Directors who are members of the Audit, Management Development and Compensation and Nominating and Corporate Governance Committees shall satisfy the independence requirements set forth in the New York Stock Exchange’s Listing Standards, as amended from time to time, including any specific independence requirements for each committee.

2. Frequency and Agenda of Committee Meetings. Generally, the frequency, length and agenda of meetings of each of the committees are determined by the chair of such committee in consultation with the CEO. Materials related to agenda items are provided to the committee members sufficiently in advance of the meeting when possible to allow the members to prepare for discussion of the items at the meeting.

3. Committee Responsibilities. The responsibilities of each of the committees are determined by the Board from time to time and shall be set forth in charters for each such committee. Committee charters are to be reviewed and updated by the applicable committee and approved by the Board, in each case no less than annually.

4. Committee Self Evaluation. Each committee is responsible for preparing an annual performance self-evaluation.

Periodic Review

These principles are in addition to, and are not intended to change or interpret, any applicable requirements of the Securities and Exchange Commission, the New York Stock Exchange (or any other exchange or national securities market where the securities of the Company may be traded), any federal or state law or regulation, including the corporate laws of the State of Delaware, or the Company’s Certificate of Incorporation or Bylaws or any committee charter approved by the Board. These principles are reviewed and subject to modification from time to time as the Board may deem appropriate or as may be required by applicable laws and regulations.

AS ADOPTED BY THE BOARD OF DIRECTORS OF

ENOVA INTERNATIONAL, INC.

On November 13, 2014

5